HUMANA

2Q01 Earnings Release

July 30, 2001

Safe-Harbor Statement

The forward-looking statements in this presentation are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be significantly impacted by certain risks and uncertainties described in the following documents, as filed by Humana with the Securities and Exchange Commission:

- Form 10-K for the year ended December 31, 2000
- Form 10-Q for the first quarter 2001
- Amendment No. 1 to Form S-3 dated July 26, 2001

Call participants are also advised to read Humana's 2Q01 earnings press release issued July 30, 2001.

HUMANA

HUMANA

Michael B. McCallister

President and
Chief Executive Officer

Pre-tax

Income



$ in millions
63%
$45
$40
$35
$30
$25
$20
$39
$24
2000
2001

Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.6%
0.9%
2000
2001

HUMANA

Medical expense ratio



86%
84%
82%
80%
85.0%
83.7%
2Q00
2Q01

HUMANA

Medical membership mix



Medicare + Choice
6%
Medicaid
8%
Commercial fully insured
36%
27%
TRICARE
23%
Commercial & TRICARE ASO

HUMANA

Positioning for the future


Technology
Process Design
Humana Innovation
Product Design
GROWTH

HUMANA

Humana innovation

- Enhanced electronic self-service capabilities
- Innovative benefit design with increased cost sharing
- Humana associates involved in beta testing
- Upcoming launch of Emphesys

Growth opportunities

- Market share expansion
- Leverage strong networks for ASO growth
- Emphesys initiative in other markets
- Dental penetration and expansion
- New products and technology

HUMANA

James H. Bloem

Senior Vice President
and Chief Financial Officer

Earnings per share



$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.11
$0.15
$0.24
$0.31
2Q00
2Q01
1H00
1H01

HUMANA

EBITDA



In Millions
$175
$145
$115
$85
$55
$68
$85
$137
$173
2Q 00
2Q 01
1H 00
1H 01

HUMANA

Commercial - fully insured medical



12%
8%
4%
0%
2Q00
2Q01
Premium Yields
Medical Cost Trends

HUMANA

Medicare+Choice


10%
8%
6%
4%
2%
0%
2Q00
2Q01
Premium Yields
Medical Cost Trends

SG&A expense ratio


16%
12%
8%
4%
13.6%
14.5%
14.2%
2Q00
1Q01
2Q01

HUMANA

Debt to cap ratio



40%
30%
20%
10%
0%
31.9%
29.7%
29.0%
2Q00
1Q01
2Q01

HUMANA

Operating cash flow



75
50
25
0
-25
-50
-75
-100
$52
$49
$46
$45
($59)
($75)
1Q 00
2Q 00
3Q 00
4Q 00
1Q 01
2Q 01

HUMANA

Questions & Answers

Michael B. McCallister

President & Chief Executive Officer

James H. Bloem

Senior Vice President & Chief Financial Officer

Kenneth J. Fasola

Chief Operating Officer - Market Operations

James E. Murray

Chief Operating Officer - Service Operations

Arthur P. Hipwell

Senior Vice President & General Counsel

HUMANA